UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2008

United Therapeutics Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	000-26301	52-1984749
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1110 Spring Street
Silver Spring, MD		20910
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (301) 608-9292

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

Adoption of Pre-Arranged Trading Plans by Directors

Rule 10b5-1 of the Securities Exchange Act of 1934 permits officers and directors of public companies to adopt predetermined written plans for trading specified amounts of company stock when they are not in possession of material nonpublic information in order to gradually diversify their investment portfolios, to minimize the market effect of stock sales by spreading them out over an extended period of time, and to avoid concerns about initiating stock transactions while in possession of material nonpublic information.

United Therapeutics is aware that the following three members of its Board of Directors (“Board”) recently entered into prearranged trading plans in accordance with Securities and Exchange Commission Rule 10b5-1 and United Therapeutics’ Securities Trades by Company Personnel Policy. The transactions under these plans will be disclosed publicly through Form 144 filings with the Securities and Exchange Commission.  Corresponding Form 4 filings will also be completed.

Christopher Causey

The 10b5-1 plan adopted by Christopher Causey on November 20, 2008, involves a market order to sell 1,000 shares of United Therapeutics common stock on the first Thursday of each month beginning December 4, 2008, and ending November 4, 2010, with all such shares acquired through the exercise of employee stock options.  Shares will be sold under the plan on the open market at prevailing market prices subject to a minimum price threshold.  The plan will expire when the maximum amount of 24,000 shares has been sold or December 4, 2010, whichever first occurs.

R. Paul Gray

The 10b5-1 plan adopted by R. Paul Gray on November 20, 2008, involves a market order to sell 1,000 shares of United Therapeutics common stock on the first Thursday of each month beginning December 4, 2008, and ending November 4, 2010, with all such shares acquired through the exercise of employee stock options.  Shares will be sold under the plan on the open market at prevailing market prices subject to a minimum price threshold.  The plan will expire when the maximum amount of 24,000 shares has been sold or December 4, 2010, whichever first occurs.

Christopher Patusky

The 10b5-1 plan adopted by Christopher Patusky on November 21, 2008, involves market orders to sell 5,000 shares of United Therapeutics common stock on September 3, 2009, and 3,333 shares of United Therapeutics common stock on October 1, 2009, with all such shares acquired through the exercise of employee stock options.  Shares will be sold under the plan on the open market at prevailing market prices subject to a minimum price threshold.  The plan will expire when the maximum amount of 8,333 shares has been sold or the underlying options expire, whichever first occurs.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED THERAPEUTICS
CORPORATION
(Registrant)

Dated: November 21, 2008	By:	/s/ Paul A. Mahon
	Name:	Paul A. Mahon
	Title:	General Counsel